Friedman Billings Ramsey Growth Conference June 1, 2005 Jeffrey P. Black, President and CEO Martin S. Headley, Executive Vice President and CFO

Forward Looking Statements This presentation and our discussion contain forward-looking information and statements including, but not limited to, such matters as business strategies, market trends, future financial performance, forecast of diluted earnings per share, forecast of cash flow from operations, cost of restructuring actions, gain or loss from divestitures, and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward- looking statements. Please refer to the Company's SEC filings including its most recent Form 10K. This presentation includes certain non-GAAP financial measures. The reconciliation of those measures to the most comparable GAAP measures is contained within this presentation. NOTE: Segment revenues exclude the automotive pedals systems business and the divested operations of Sermatech International which are discontinued operations. Segment operating profit is defined as a segment's revenues reduced by its materials, labor, and other product costs along with the segment's selling, engineering, and administrative expenses and minority interest. Corporate expenses, restructuring costs, interest expense and taxes on income are excluded from the measure. Further historical information including unaudited proforma segment results to reflect discontinued operations is available at www.teleflex.com.

Teleflex at a Glance Solid fundamentals with growing top line, improving margins, solid balance sheet, accelerating cash flow Proactive portfolio management, divesting non-core businesses while selectively adding to new growth platforms Actively improving cost structure through restructuring and shared services initiatives Commitment to growth through creative, innovative new product development initiatives Building substantial positions in strategic growth platforms

Teleflex – Engineered Products for Niche Markets

2004 Total $2.4 Billion	Major Markets	Products
COMMERCIAL *Revenues* **$1.2 Billion** 50%	▪ Automotive ▪ Marine ▪ Mobile power ▪ Truck and bus ▪ Heavy-lift ▪ Agriculture / construction	**Driver Controls** – gearshift systems, control cables, throttles, and industrial pedal systems **Motion Controls** – mechanical / electromechanical **Power and Vehicle Mgmt Systems** – mobile auxiliary power, instrumentation, electronic controls **Fluid Mgmt Systems** – branded hose and assemblies
MEDICAL *Revenues* **$746 Million** 31%	▪ Hospitals ▪ Home health ▪ Medical device manufacturers	**Disposable Medical Products** – products for respiratory care, anesthesia, and urology **Surgical Instruments and Medical Devices** – instrumentation, closure and fluid products for cardiology, orthopedics, and general surgery **Specialty Devices** – custom and branded devices for medical device manufacturers
AEROSPACE *Revenues* **$453 Million** 19%	▪ Commercial ▪ Military ▪ Industrial	**Repair Products and Services** – airfoil and compressor blade repair **Precision Machined Components** – fan blades, compressor blades, fan modules, cases, blisks **Cargo Handling Systems** – on-board cargo-handling, cargo-loading, actuators and containers

Teleflex®

Commercial Segment at a Glance 2004 Revenues: $1.2 billion 2004 Core Growth: 8% Growth Drivers: Industrial and economic activity New product development - ergonomics, electronics, safety, emission control Adoption of new technologies for power and energy management Strategic Focus: Pare commodity products from the portfolio Cost rationalization Focus on businesses where Teleflex has technology advantage Capitalize on leading market share in marine Invest in growth of industrial product lines

Aerospace Segment at a Glance 2004 Revenues: $453 million Growth Drivers: New build rate for aircraft engines Passenger to freighter conversions Global cargo market growth Improved market conditions Strategic Focus: Capitalize on leading share in cargo market and aftermarket services Realign business units to focus on core competencies - exited IGT services and coatings Invest in engine repair services, new products and materials, and actuation capabilities

Medical Segment at a Glance 2004 Revenues: $746 million [2004 proforma revenues including full year of Hudson RCI - $844 million ] 2004 Core Growth: 6% Growth Drivers: Demographics/population growth Improving worldwide medical standards New medical technology/new procedures Strategic Focus: Margin improvement from restructuring Expand products for global sales network Custom design for medical device manufacturers Invest in new product development efforts, e.g. respiratory, cardio, ortho-spine Invest in clinical specialty areas

Teleflex Medical - a Portfolio of Trusted Brands $ in Millions Medical Segment Revenue Growth 1998-2004 Building a global network to support major disease states - Cardiovascular, Orthopedic, Respiratory, Urology Investing in innovation to expand core technologies

Teleflex Medical - Diverse Specialty Products

2004 proforma segment revenues including full year Hudson RCI - $844 million

Medical Products



63% of Segment Revenues

Disposable Products –

- Aerosol Therapy
- Humidification
- Airway Management
- Catheters

- Established global distribution network
- Hudson RCI acquisition expands US presence, strengthens GPO relationships

Surgical



31% of Segment Revenues

Instruments and Devices –

- Instrumentation
- Closure
- Fluid Management

- Well-known, trusted brands – Pilling, Weck
- Specialization in cardiology, general/endo surgery, ortho-spine

Specialty Devices



6% of Segment Revenues

Specialty Devices –

- Spinal Instruments
- Guidewires
- Sutures
- Microcatheters

- Industry-leading customers
- Custom and branded devices for medical device manufacturers, design and outsourcing services

Services for Medical Device Industry Leverage technologies to meet customers' non-core business requirements Provide custom-design and outsourcing services Fast-growing specialties Specialty Devices: - Orthopedic fixation - Sutures for heart valves - Vascular closure - Introducer sheaths/Dilators - Braided catheters Orthopedic Instruments: - Ortho-grip handle - Spinal instruments - Orthopedic instruments

Restructuring and Divestiture Program Kickoff: November 2004 Timeframe: 12^18 months Objectives: Reduce and ultimately eliminate losses from problem businesses - automotive pedal systems discontinued, exited industrial gas turbine services Consolidate manufacturing facilities and back office administrative functions Significant restructuring activity in Medical Segment to drive margins to 20% Fewer, larger manufacturing centers in strategic geographies Unlock cost savings and shareholder value Expected Results: Low High Expected costs related to restructuring and divestiture program $203 million $211 million Expected cash cost $79 million $87 million Annualized cost benefit Beginning in Q4 2005 $75 million $85 million

Portfolio Transition Program

Exits and Divestitures, 2004 - 2005

Date	Company
2Q'04	Techsonic - fishfinders
	National Strand – wire rope
	Uniflex – automotive cables
3Q '04	IGT parts product line
	Automotive parts product line
4Q '04	Medical product line
1Q '05	IGT services
	Sermatech – coatings
	Industrial cables product line
	Medical product lines

Total Estimated Annual Revenues ~ $225 M

Acquisitions, 2004

Date	Company
3Q '04	Hudson RCI – respiratory care products

Total Estimated 2004 Revenues ~ $190 M

- **Rationalize portfolio**
- **Eliminate problem businesses and businesses without significant competitive advantages**
- **Focus on acquisitions to expand and create growth platforms**

Teleflex®

2005 Outlook Reported diluted earnings per share from continuing operations: $1.69 Restructuring costs: 1.12 Certain charges: 0.28 Gain on sale of assets: (0.04) Q1 2005 Sermatech divestiture impact on 2004 diluted EPS: (0.07) Diluted EPS from continuing operations excluding special charges: $2.98 2004 Actual 2005 Outlook Range Diluted earnings per share from continuing operations including special charges: $2.76 - $3.00 Diluted earnings per share from continuing operations excluding special charges: $3.60 - $3.80 Note: Outlook does not include gains, losses and other costs associated with further portfolio actions

Accelerating Cash Flow Trailing twelve months operating and free cash flow Trailing twelve months operating and free cash flow Trailing twelve months operating and free cash flow Mar 2005 Dec 2004 Dec 2004 Sep 2004 Sep 2004 Jun 2004 Mar 2004 Operating Cash Flow $295.4 $254.5 $254.5 $255.0 $255.0 $239.4 $216.4 Less: Capex $52.7 $55.6 $55.6 $56.8 $56.8 $66.1 $75.0 Less: Dividends $35.5 $34.6 $34.6 $33.5 $33.5 $32.5 $31.8 Free Cash Flow $207.2 $164.3 $164.3 $164.7 $164.7 $140.8 $109.6 Operating cash flow compiled from information as reported to date. Figures exclude automotive pedals business and certain months of the Sermatech business divested in Q1 2005 which are reported as discontinued operations.

Strong Balance Sheet for Future Growth Net Debt to Capital Mar 2005 Dec 2004 Sep 2004 Jun 2004 Calculation of Net Debt Current Borrowings $57.6 $101.9 $112.9 $172.3 Long Term Borrowings 654.1 685.9 688.2 205.7 Total Debt 711.7 787.8 801.1 378.0 Less: Cash and Cash Equivalents 165.4 116.0 102.6 81.5 Net Debt 546.3 671.8 698.5 296.5 Calculation of Capital Net Debt 546.3 671.8 698.5 296.5 Shareholders' Equity 1,131.3 1,109.7 1,131.9 1,114.9 Total Capital $1,677.6 $1,781.5 $1,830.4 $1,411.4 Percent of Net Debt to Capital: 32.6% 37.7% 38.2% 21.0% Note: Hudson RCI acquisition closed during Q3 2004.

Actions initiated in 2004 creating a foundation for future growth Summary Solid fundamentals Proactive portfolio management Actively improving cost structure through restructuring and shared services initiatives Generating strong cash flow to invest in new opportunities Growing Medical Segment with strong positions in major specialty areas